UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

August 15, 2012

Date of report (Date of

earliest event reported)

ALLY FINANCIAL INC.

(Exact name of registrant as specified in its charter)

Commission file number: 1-3754

Delaware	38-0572512
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

200 Renaissance Center

P.O. Box 200 Detroit, Michigan

48265-2000

(Address of principal executive offices)

(Zip Code)

(866) 710-4623

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders.

On August 15, 2012, Ally Financial Inc. (“Ally”) announced changes to its Board of Directors. The related press release is attached as Exhibit 99.1, and is incorporated by reference herein. The changes were approved by a majority of Ally common stockholders at a special meeting that was held on August 15, 2012.

Item 9.01      Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release, dated August 15, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ally Financial Inc.
(Registrant)

Dated: August 15, 2012	/s/ David J. DeBrunner
David J. DeBrunner
Vice President, Chief Accounting Officer and
Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated August 15, 2012